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                                                                    Exhibit 3.43

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

TYPE OR PRINT CLEARLY IN BLACK INK
----------------------------------

1.   The name of the proposed corporation is___________________________________

2.   The initial registered office of the corporation is_______________________
                                                             Street Address

     __________________________________________________________________________
     City              County               State                Zip Code

and the initial registered agent at such address is____________________________
                                                            Print Name

   I hereby consent to the appointment as registered agent of the corporation:

                      ____________________________________
                                Agent's Signature

3. The corporation is authorized to issue shares of stock as follows. Complete "a" or "b", whichever is applicable:

     a. [ ] The corporation is authorized to issue a single class of shares, the total number of shares authorized is _____________________.

     b. [ ] The corporation is authorized to issue more than one class of shares:

                Class of Shares                  Authorized No. of Each Class

        _______________________________         _______________________________

        _______________________________         _______________________________

        _______________________________         _______________________________

     The relative right, preference, and limitations of the shares of each class, and of each series within a class, are as follows:





4. The existence of the corporation shall begin as of the filing date with the Secretary of State unless a delayed date is indicated (See Section 33-1-230(b) of the 1976 South Carolina Code of Laws, as amended)__________
     __________________________________________________________________________

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                                              _________________________________
                                                      Name of Corporation

5. The optional provisions, which the corporation elects to include in the articles of incorporation, are as follows (See the applicable provisions of Sections 33-2-102, 35-1-105, and 35-2-221 of the 1976 South Carolina Code of Laws, as amended).





6. The name, address, and signature of each incorporator is as follows (only one is required):

a.   _____________________________________
     Name

     _____________________________________
     Address

     _____________________________________
     Signature

b.   _____________________________________
     Name

     _____________________________________
     Address

     _____________________________________
     Signature

c.   _____________________________________
     Name

     _____________________________________
     Address

     _____________________________________
     Signature

7. I, __________________________, an attorney licensed to practice in the state of South Carolina, certify that the corporation, to which articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code of Laws, as amended, relating to the articles of incorporation

Date_____________________

                                          _________________________________
                                          Signature

                                          __________________________________
                                          Type or Print Name

                                          __________________________________
                                          Address

                                          __________________________________

                                          __________________________________
                                          Telephone Number


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